SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 2

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 5, 2007

Turnaround Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	02-28606	22-3387630
(State or other j (Jurisdiction of incorporation)	(Com Commission File Number)	(IRS Employer Identification No.)

109 North Post Oak Lane, Houston, Texas	77024
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(713) 621-2737

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

Turnaround Partners, Inc., a Nevada corporation (the “Company”) filed the original version of this Current Report on Form 8-K on December 11, 2007 (the “Original Report”) with respect to that certain Stock Purchase Agreement (the “Purchase Agreement”), by and among the Company, Mr. Timothy J. Connolly, an individual and Viewpoint Capital, LLC, a Nevada limited liability company (the “Investor”).

On December 14, 2007, the Company filed Amendment No. 1 to the Original Report in order to correct certain statements made therein including, without limitation, the fact that the beneficial ownership table now reflects more accurately the number of shares issuable to certain holders in light of the fact that the Company is prohibited from issuing shares of its common stock, par value $0.001 per share (“Common Stock”) at a price per share below par and to include a 9.99% ownership limitation in that certain Amended and Restated Certificate of Designation of the Company’s Series D Preferred Stock.

The Company is filing this Amendment No. 2 to the Original Report to disclose that on February 12, 2008, the Company entered into an Amendment to the Purchase Agreement pursuant to which the Company shall now issue to the Investor One (1) share of the Company’s Series E convertible preferred stock, par value $0.01 per share (“Series E Preferred”), which such Series E Preferred shall be convertible into Three Hundred Million (300,000,000) shares of Common Stock, in exchange for the transfer by the Investor to the Company of Four Million (4,000,000) unrestricted, free-trading shares of common stock of Asset Capital Group, Inc., a Nevada corporation (“ACGU Common Stock”). ACGU Common Stock trades under the symbol “ACGU.PK”. The Company amended and restated its Certificate of Designation of Series E Preferred in order to effect such change, and a copy of the Certificate of Amendment to Certificate of Designation of Series E Preferred is attached hereto as Exhibit 4.1.

On February 13, 2008, the Investor delivered to the Company a Notice to convert the One (1) shares of Series E Preferred to Three Hundred Million (300,000,000) shares of Common Stock. On February 14, 2008, the Company issued to the Investor Three Hundred Million (300,000,000) shares of Common Stock, all of which are restricted, and canceled the One (1) share of Series E Preferred. As a result of this transaction, the Investor acquired a 63.66% controlling interest in the Common Stock as is more fully set forth in Item 5.01 herein below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 herein above.

Item 3.01 Unregistered Sales of Equity Securities.

See Item 1.01 herein above.

Item 5.01. Changes in Control of Registrant.

As a result of the consummation of the Purchase Agreement, as amended by the Amendment as set forth in Item 1.01 herein above and the subsequent conversion of the One (1) share of Series E Preferred into Three Hundred Million (300,000,000) shares of Common Stock, the Investor acquired a controlling interest in the Common Stock.

The tables below set forth information with respect to the beneficial ownership of Common Stock as of February 14, 2008 for (a) any person who the Company knows is the beneficial owner of more than five percent (5%) of outstanding shares of Common Stock, (b) each of the Company’s directors and executive officers and (c) all of the Company’s directors and officers as a group. Other than the persons identified below, no person owned beneficially more than five percent (5%) of Common Stock.

(A) Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount of Direct Ownership	Amount & Nature of Indirect Beneficial Ownership		Total of Direct and Beneficial Ownership	Percentage of Class(1)
Common	Viewpoint Capital, LLC 2470 Evening Twilight Lane Henderson, Nevada 89044	300,000,000	—		300,000,000	63.66%
Common	Michael O. Sutton 10806 Briar Branch Lane Houston, TX 77024	10,723,600	4,395,445	(2)	15,119,045	3.21%
Common	Timothy J. Connolly 109 N. Post Oak Lane Suite 422 Houston, TX 77024	—	13,050,000	(3)	13,050,000	9.99%
Common	Jan Carson Connolly 8602 Pasture View Lane Houston, TX 77024	—	13,050,000	(4)	13,050,000	9.99%
Common	Gerald Holland 22 Coult Lane Old Lyme, CT 07601	5,113,636	177,740,511	(5)	182,854,147	38.80%
Common	Joanna Saporito 668 W. Saddle River Rd. Ho-Ho-Kus, NJ 07423	—	72,421,863	(5)	72,421,863	15.37%
Common	Mary-Ellen Viola 249 Long Hill Drive Short Hills, NJ 07078	—	13,050,000	(5)	13,050,000	9.99	%(6)
Common	David Kesselbrenner 10 Devonshire Rd. Livingston, NJ 07039	—	8,560,816	(5)	8,560,816	1.82%
Common	Louis Kesselbrenner 10 Devonshire Rd. Livingston, NJ 07039	—	29,447,378	(5)	29,447,378	6.25%
Common	Sarah Kesselbrenner 10 Devonshire Rd. Livingston, NJ 07039	—	29,447,378	(5)	29,447,378	6.25%
Common	Joseph Kesselbrenner 10 Devonshire Rd. Livingston, NJ 07039	—	9,216,738	(5)	9,216,738	1.96%
Common	YA Global Investments LP 101 Hudson Street Suite 3700 Jersey City, NJ 07302	—	6,120,000	(5)	6,120,000	4.99	%(7)
Common	Highgate House Funds, Ltd. 101 Hudson Street Suite 3700 Jersey City, NJ 07302	—	6,120,000	(5)	6,120,000	4.99	%(7)

(1)
Applicable percentages of ownership are based on 471,236,054 shares of Common Stock on February 14, 2008 for each stockholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of February 14, 2008 are deemed to be beneficially owned by the person holding such derivative securities for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Includes 4,195,445 shares which may be issued upon conversion of the 6,666 shares of Series B Preferred Stock beneficially owned by Mr. Sutton and 200,000 shares directly held by his spouse.

(3)
Includes shares of Common Stock which may be issued upon conversion of 595 shares of Series D Preferred Stock beneficially owned by Mr. Connolly and shares of Common Stock which may be issued upon conversion of 105 shares of Series D Preferred Stock beneficially owned by his spouse, subject to a 9.99% ownership limitation set forth in the amended and restated Certificate of Designation of Series D Preferred Stock.

(4)
Includes shares of Common Stock which may be issued upon conversion of 105 shares of Series D Preferred Stock beneficially owned by Ms. Connolly and shares of Common Stock which may be issued upon conversion of 595 shares of Series D Preferred Stock beneficially owned by her spouse, subject to a 9.99% ownership limitation set forth in the amended and restated Certificate of Designation of Series D Preferred Stock.

(5)
These shares represent the approximate number of shares underlying convertible debentures at an assumed price of $0.001 in light of the fact that the Company is prohibited from issuing shares of Common Stock at a price per share below par. Because the conversion price will fluctuate based on the market price of the Company’s stock, the actual number of shares to be issued upon conversion of the debentures may be lower but cannot be higher.

(6)	Pursuant to the terms of the debentures, such debentures are subject to an ownership limitation of 9.99%.

(7)	Pursuant to the terms of the debentures, such debentures are subject to an ownership limitation of 4.99%.

(B) Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount of Direct Ownership	Amount & Nature of Beneficial Ownership	Total of Direct and Beneficial Ownership	Percentage of Class(1)
Common	Russell Kidder, President, Chief Executive Officer and Director 109 North Post Oak Lane Suite 422 Houston, TX 77024	—	—	—	0%

Common	Richard P. McLaughlin, Secretary 109 North Post Oak Lane Suite 422 Houston, TX 77024	—	—	—	0%

	ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (TWO PERSONS)(3)	—	—	—	0%

(1)
Applicable percentages of ownership are based on 471,236,054 shares of Common Stock outstanding on February 14, 2008 for each stockholder. Beneficial ownership is determined in accordance within the rules of the SEC and generally includes voting of investment power with respect to the securities. Shares subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within sixty (60) days of February 14, 2008 are deemed to be beneficially owned by the person

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2008, Richard P. McLaughlin was appointed Secretary of the Company.

Mr. McLaughlin has been a licensed Certified Public Accountant since 1978. First employed by Deloitte Haskins and Sells from 1977 through 1983, he has been involved in various capacities of accounting, financial management and financial reporting ever since, including several public reporting companies. From March 2003 through April 2005, he was an independent financial consultant performing financial accounting oversight, Sarbanes-Oxley compliances and other accounting functions for several companies, including Hewlett-Packard, Inc., MEI Development Corporation, American Wellness Diagnostics and Seitel, Inc. From April 2005 through April 2006, Mr. McLaughlin served as Chief Financial Officer for Safeguard Security Holdings, Inc. Mr. McLaughlin presently serves as Chief Financial Officer of MEI Healthcare Group, having assumed such role in April 2006. Mr. McLaughlin has been a consultant to the Company and its subsidiaries since December 17, 2007.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No. Description:

Exhibit	Description	Location

Exhibit 4.1	Certificate of Designation of Series E Preferred Stock	Provided herewith
Exhibit 10.1	Amendment to Stock Purchase Agreement, dated February 12, 2008, by and among Turnaround Partners, Inc., Mr. Timothy J. Connolly and Viewpoint Capital, LLC	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2008	TURNAROUND PARTNERS, INC.

	By:	/s/ Russell Kidder
	Name:	Russell Kidder
	Its:	President, Chief Executive Officer and Interim Chief Financial Officer